J.P. MORGAN MONEY MARKET FUNDS

JPMORGAN TRUST I

JPMorgan Prime Money Market Fund

JPMORGAN TRUST II

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

(Class C Shares)

(each a “Fund” and together, the “Funds”)

Supplement dated November 22, 2022

to the current Summary Prospectuses, Prospectuses and

Statement of Additional Information, as supplemented

Conversion of Class C Shares to Reserve Shares. The Board of Trustees of the J.P. Morgan Funds approved the automatic conversion of each Fund’s Class C Shares into Reserve Class Shares, effective as of the close of business on January 31, 2023 (the “Conversion Date”). Beginning January 31, 2023, Class C Shares of the Fund will no longer be available for purchase. Prior to the Conversion Date, shareholders of Class C Shares may redeem or exchange their investments as described in each Fund’s Prospectus. No contingent deferred sales charges were assessed in connection with this automatic conversion. Depending on the tax status of the shareholder and whether or not the account is invested through a tax-deferred arrangement such as a 401(k) plan account, such redemption or exchange may be a taxable event resulting in taxable income to the shareholder. Please consult your tax advisor on this issue. The conversion will not be considered a taxable event for federal income tax purposes.

Prospectuses

All references to Class C Shares of the Funds in the Prospectuses are hereby deleted as a result of the conversion.

Statement of Additional Information

With regard to Part I of the Statement of Additional Information (the SAI), all references to Class C Shares on the cover and in the Principal Shareholders table are hereby deleted. For all other references to Class C Shares in Part I of the SAI, the following sentence is added as a new sentence to the end of the paragraph immediately preceding the tables:

Effective January 31, 2023, Class C Shares were converted into Reserve Class Shares.

With regard to Part II of the SAI, the following changes are made:

In the section titled “Distribution Plan,” the following reference will be added to the end of the first paragraph:

Effective January 31, 2023, Class C Shares were converted into Reserve Class Shares for the J.P. Morgan Money Market Funds.

The fourth bullet point in the section titled “Additional Information about Class C Shares” in Appendix A is hereby deleted and the following will be added to the end of the section:

Effective January 31, 2023, Class C Shares were converted into Reserve Class Shares for the J.P. Morgan Money Market Funds. No contingent deferred sales charges were assessed in connection with this automatic conversion.

EFFECTIVE JANUARY 27, 2023, PURCHASES OF CLASS C SHARES OF THE FUNDS BY NEW SHAREHOLDERS WILL NO LONGER BE ACCEPTED.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT OF

ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-MMF-C-CONV-1122